                                                                   Exhibit 10.16

                              FOURTH AMENDMENT TO
                   SECURITIES PURCHASE AND EXCHANGE AGREEMENT

     This FOURTH AMENDMENT TO SECURITIES PURCHASE AND EXCHANGE AGREEMENT (this "Fourth Amendment") is made as of October 15, 1997 by and among CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"); CITADEL BROADCASTING COMPANY, a Nevada corporation ("Citadel"); ABRY BROADCAST PARTNERS II, L.P., a Delaware limited partnership ("ABRY"); ABRY/CITADEL INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("ABRY/CIP"); BAKER, FENTRESS & COMPANY, a Delaware corporation ("BFC"); OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer"); BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as successor by merger to Bank of America Illinois, which was formerly known as Continental Bank, N.A. ("BofA"); CHRISTOPHER J. PERRY, ROBERT
F. PERILLE, M. ANN O'BRIEN, FORD S. BARTHOLOW, JEFFREY M. MANN, MATTHEW W. CLARY, SHERYL E. BARTOL, and ANDREA P. JOSELIT (Bartol and Joselit being successors in interest to Thomas E. Van Pelt, Jr.) (collectively, the "BofA Co-Investors"); THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"); JOSEPH P. TENNANT, THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94, BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership; TAL JOHNSON, EDWARD T. HARDY, and RALPH W. MCKEE (collectively, the "Endeavour Co- Investors"); PHILIP J. URSO ("Urso"); PHILLIP NORTON, RICHARD POHOLEK, KAREN KUTNIEWSKI, PAT BOWEN, TOM JENKINS, JULIET RICE, JEFF THOMPSON, M. LINDA URSO and MARK URSO (collectively, the "Urso Co-Investors"); and TED L. SNIDER, SR. ("T. Snider"); JANE J. SNIDER ("J. Snider"), TED L. SNIDER, JR. ("D. Snider"), and CALVIN G. ARNOLD ("Arnold", and collectively with T. Snider, J. Snider and D. Snider, the "Snider Co-Investors").

                                    RECITALS

     A. As of June 28, 1996, certain parties to this agreement entered into that certain Securities Purchase and Exchange Agreement, as amended by the First Amendment thereto dated as of December 31, 1996, the Second Amendment thereto dated as of March 17, 1997 and the Third Amendment thereto dated as of September 26, 1997 (the "Securities Purchase and Exchange Agreement"). Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to those terms in the Securities Purchase and Exchange Agreement.

     B. The parties to this Agreement have agreed to make certain changes to this Agreement, and, in this light, desire to amend this Agreement.

     C. The Snider Co-Investors are the respective sole owners of all of the outstanding stock of Snider Corporation, an Arkansas corporation (owned by T. Snider and

J. Snider), and of Snider Broadcasting Corporation, an Arkansas corporation (owned by D. Snider and Arnold) (such corporations, collectively, the "Snider Entities"). As of June 2, 1997, the Company and Citadel entered into Merger Agreements with the respective Snider Entities and their respective shareholders (the "Merger Agreements"). Pursuant to the Merger Agreements, each of the Snider Entities will merge with Citadel, with Citadel to be the surviving corporation. In consideration of such mergers, the Snider Co-Investors will receive Series G Preferred Stock.

     D. In order to induce the Snider Co-Investors to consummate the transactions contemplated by the Merger Agreements, the parties to this Fourth Amendment wish to amend the Securities Purchase and Exchange Agreement to (i) grant the Snider Co-Investors all of the rights (and make the Snider Co-Investors subject to all of the obligations) as Investors under the Securities Purchase and Exchange Agreement and (ii) make the Snider Co-Investors parties to the Securities Purchase and Exchange Agreement.

     E. In connection with the transactions contemplated by the Merger Agreements, the Company, the Snider Co-Investors, and certain other parties have also agreed to enter into the following agreements, each of even date: that certain Third Amendment to Third Amended and Restated Registration Rights Agreement; that certain Fourth Amendment to Second Amended and Restated Stockholders Agreement; and that certain Fourth Amended and Restated Voting Agreement (together with this Fourth Amendment, the Merger Agreements, and the transactions contemplated thereby, the "Contemplated Transactions").

     ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Third Amendment agree as follows:

     1. Consents.

          1.1. Each of the parties hereto hereby consents to this Fourth Amendment and the inclusion of the Snider Co-Investors as "Investors" under the Securities Purchase and Exchange Agreement pursuant to the terms and conditions of this Fourth Amendment.

          1.2. ABRY and ABRY/CIP, in their capacities as the beneficial owners of all of the Series D Preferred Stock, each grants a Consent to the Contemplated Transactions pursuant to Section 11 of the Securities Purchase and Exchange Agreement. Specifically, ABRY and ABRY/CIP Consent:

          1.2.1. Under Section 11(b) of the Securities Purchase and Exchange Agreement, to the acquisition of radio stations in the Merger Agreements, and in the related Asset Purchase Agreement dated June 2, 1997 between Citadel, CDB Broadcasting Corporation and CDB License Corporation (the "Snider Asset Agreement"), and to the acquisition of real estate in the related Real

          Estate Purchase Agreement dated June 2, 1997 between Citadel and T. Snider and J. Snider (collectively with the Merger Agreements and the Snider Asset Agreement, the "Snider Agreements");

               1.2.2. Under Section 11(c) of the Securities Purchase and Exchange Agreement, to the issuance of the Series G Preferred Stock in connection with the Contemplated Transactions; and

               1.2.3. Under Section 11(f) of the Securities Purchase and Exchange Agreement, to the amendment of the FINOVA Credit Agreement to reflect the Contemplated Transactions.

     2. Amendments.

               2.1. Section 1 of the Securities Purchase and Exchange Agreement is amended by adding the following definitions in appropriate alphabetical order:

               2.1.1. "Fourth Amendment" shall mean that Fourth Amendment to this Agreement dated as of October 15, 1997 among Endeavour, the Endeavour Co-Investors, Urso, the Urso Co-Investors, the Snider Co-Investors and the Original Investors.

               2.1.2. "Snider Co-Investors" shall mean and refer, individually and collectively, to those individuals who are designated on the Signature Pages to the Fourth Amendment as the "Snider Co-Investors."

               2.1.3. "Snider Stock" means (i) Series G Preferred Stock held by the Snider Co-Investors on the date of the Fourth Amendment, (ii) Class A Common Stock issued or issuable upon conversion of any Series G Preferred Stock described in clause (i) above, and (iii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (ii) above or this clause (iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise.

               2.2. Section 1 of the Securities Purchase and Exchange Agreement is further amended by modifying and/or adding the following language to the following definitions:

               2.2.1. FINOVA Credit Agreement. The current definition is deleted and replaced with:

               "FINOVA Credit Agreement" means the Amended and Restated Loan Agreement by and between Citadel, Citadel License Inc., FINOVA and certain other Lenders (as that term is defined therein), dated as of July 3, 1997, as amended by First Amendment to Loan Instruments dated as of July 15, 1997, Second Amendment to Loan Instruments dated as of September 26, 1997, and Third Amendment to Loan Instruments dated as of October 15, 1997.

               2.2.2. Investor Stock. The current definition is deleted and replaced with:

               "Investor Stock" means (i) the Amended and Restated BofA Warrants, (ii) Class B Common Stock held by the BofA Co-Investors on the date hereof, (iii) Class B Common Stock issued or issuable upon the exercise of the Amended and Restated BofA Warrants, (iv) Class A Common Stock issued or issuable upon the conversion of Class B Common Stock described in clause (ii) or clause (iii) above, (v) Series A Preferred Stock held by BFC on the date hereof, (vi) Class A Common Stock issued or issuable upon the conversion of any Series A Preferred Stock described in clause
               (v) above, (vii) Series B Preferred Stock held by Oppenheimer on the date of this Agreement, (viii) Class A Common Stock issued or issuable upon the conversion of any Series B Preferred Stock described in clause (vii) above, (ix) the Shares, (x) Preferred Stock or Common Stock issued or issuable upon the conversion of any Share, (xi) Common Stock issued or issuable upon the conversion or exchange of any Preferred Stock or Common Stock described in clause (x) above or this clause (xi), (xii) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of the First Amendment, (xiii) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause (xii) above, (xiv) Series F Preferred Stock held by Urso or by the Urso Co-Investors on the date of the Third Amendment, (xv) Class A Common Stock issued or issuable upon conversion of any Series F Preferred Stock described in clause (xiv) above, (xvi) Series G Preferred Stock held by the Snider Co-Investors on the date of the Fourth Amendment, (xvii) Class A Common Stock issued or issuable upon conversion of any Series G Preferred Stock described in clause
               (xvi) above, and (xviii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (xvii) above or this clause (xviii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Investor Stock, such securities shall continue to constitute Investor Stock in the hands of any permitted transferee thereof, but will cease to constitute Investor Stock when they have been disposed of in a Public Sale.

               2.2.3. Investors. The current definition is deleted and replaced with:

               "Investors" means ABRY, ABRY/CIP, the Existing Investors, Endeavour, the Endeavour Co-Investors, Urso, the Urso Co-Investors, the Snider Co-Investors and their respective heirs, personal representatives, successors and assigns.

               2.2.4. Qualified Public Offering. The current definition is deleted and replaced with:

               "Qualified Public Offering" means the closing of the issuance and sale of Common Stock in an underwritten public offering which is registered pursuant to the Securities Act and which results in the receipt by the Company of cash proceeds of at least $25,000,000 (net of applicable commissions, discounts and expenses) and in which the offering price per share to the public (without reduction for discounts, commissions or other charges or expenses) is consistent with a fully-distributed equity valuation of the Company which is not less than the result obtained by multiplying 10.5 by the Company's consolidated pro forma cash flow for the four quarters following such closing (as determined in good faith by the Board).

               2.2.5. Registration Rights Agreement. The current definition is deleted and replaced with:

               "Registration Rights Agreement" shall mean the Third Amended and Restated Registration Rights Agreement dated as of June 28, 1996 among the Corporation and the persons signatory thereto, as amended as of December 31, 1996, September 26, 1997 and the date of the Fourth Amendment.

               2.2.6. Stockholders Agreement. The current definition is deleted and replaced with:

               "Stockholders Agreement" shall mean the Second Amended and Restated Stockholders Agreement dated as of June 28, 1996 among the Corporation and the persons signatory thereto, as amended as of December 31, 1996, March 17, 1997, September 26, 1997 and the date of the Fourth Amendment.

               2.2.7. Voting Agreement. The current definition is deleted and replaced with:

               "Voting Agreement" shall mean the Fourth Amended and Restated Voting Agreement dated as of the date of the Fourth Amendment.

               "Voting Trust Agreement" shall mean the Amended and Restated Voting Trust Agreement dated as of the date of the Fourth Amendment.

               2.3. Equity Securities of the Company. Section 8.c. of the Securities Purchase and Exchange Agreement is amended by adding the following at the end of Section 8.c:

               c.1 Equity Securities of the Company Upon Closing of the Merger Agreements. As of the consummation of the transactions contemplated by the Merger Agreements (as that term is defined in the Fourth Amendment) and immediately thereafter, the authorized Equity Securities of the Company will consist of (a) 28,067,404 shares of Common Stock, (i) of which (A) 15,910,471 shares are voting shares of Class A Common Stock, (B) 156,933 shares are non-voting shares of Class B Common Stock, and (C) 12,000,000 shares are non-voting shares of Class C Common Stock, and (ii) of which 977,127 shares of Class A Common Stock, 18,831.954 shares of Class B Common Stock and 74,488 shares of Class C Common Stock will be issued and outstanding, and
          (b) 25,763,830 shares of Preferred Stock, of which (i) 750,000 shares will have been designated as the Company's Series A Preferred Stock, of which 746,411.86 shares will be issued and outstanding, (ii) 17,201 shares will have been designated as the Company's Series B Preferred Stock, of which 17,200.724 shares will be issued and outstanding, (iii) 12,000,000 shares will have been designated as the Company's Series C Preferred Stock, of which 2,130,586.856 shares will be issued and outstanding, (iv) 12,000,000 shares will have been designated as the Company's Series D Preferred Stock, of which 1,038,266.844 shares will be issued and outstanding, (v) 482,729 shares will have been designated as the Company's Series E Preferred Stock, of which 482,729 shares will be issued and outstanding, (vi) 153,264 shares will have been designated as the Company's Series F Preferred Stock, of which 153,264 shares will be issued and outstanding, and (vii) 360,636 shares will have been designated as the Company's Series G Preferred Stock, of which 360,636 shares will be issued and outstanding. Schedule 4 to the Fourth Amendment lists the names of the beneficial holders of all the outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock as of the date of the Fourth Amendment. Such issued and outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock, Series B

          Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock will be, as of the date of the Fourth Amendment and immediately thereafter, duly authorized, validly issued, fully paid and nonassessable. As of the date of the Fourth Amendment and immediately thereafter, neither the Company nor Citadel will have outstanding any stock or securities convertible or exchangeable for any shares of its Equity Securities, except for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, each of which is convertible into Common Stock, the Series C Preferred Stock, which is convertible into Series D Preferred Stock, the Series D Preferred Stock, which is convertible into Series C Preferred Stock, the Class B Common Stock and the Class C Common Stock, which are convertible into Class A Common Stock, the BofA Warrants, which are exercisable for shares of Class B Common Stock, and Employee Incentive Securities which are exercisable for Class A Common Stock.

               As of the consummation of the transactions contemplated in the Merger Agreements, neither the Company nor Citadel shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Securities, except as expressly provided in the Stockholders Agreement, as amended as of the date of the Fourth Amendment.

               As of the consummation of the transactions contemplated in the Merger Agreements, no holder of Equity Securities or any other security of the Company or Citadel and no other Person is entitled to any preemptive right, right of first refusal or similar right as a result of the issuance and sale of the Shares and the issuance of Investor Stock, except for certain preemptive rights of the Original Investors in connection with the issuance of the Endeavour Stock, the Urso Stock and the Snider Stock that are enumerated in Section 2 of the Stockholders Agreement, which have been waived. Except for the Stockholders Agreement, the Voting Agreement, the Voting Trust Agreement, the BofA Proxy, the Endeavour Proxy, the Urso Proxy, the options previously granted to employees of Citadel, the Wilson Stock Options, the 1996 Equity Incentive Plan and options granted pursuant to the Deschutes Option Exchange Agreements, there are no agreements, arrangements or trusts between or for the benefit of the Company's or any Subsidiary's stockholders with respect to the voting or transfer of the Company's or such Subsidiary's Equity Securities or with respect to any other aspect of the Company's or such Subsidiary's affairs. Neither the Company nor Citadel has violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Equity Securities.

               The Preferred Stock of the Company, when issued pursuant to the terms of this Agreement and pursuant to the terms of the Merger Agreements, will have the rights, preferences, and privileges specified in the Seventh Amended and Restated Certificate of Incorporation of the Company and will be free and clear of all Liens and restrictions, other than Liens that might have been created or suffered solely by the Holders thereof, and restrictions on transfer imposed by the Securities Act or applicable state securities laws.

               The Investor Stock is duly authorized and has been reserved for issuance upon conversion of the Investor Stock, and when issued upon such conversion in accordance with the terms of the Seventh Amended and Restated Certificate of Incorporation, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens and restrictions, other than Liens that might have been created or suffered solely by the Holders thereof.

               2.4. Elimination of Certain Provisions. The Securities Purchase and Exchange Agreement is amended by deleting Sections 10.b.ii., 10.b.iii., 10.h, 10.i., and 11 in their entirety.

          3. Acknowledgment. The parties to the Securities Purchase and Exchange Agreement acknowledge that the Facility A Notes have been paid in full, and that all provisions of the Securities Purchase and Exchange Agreement relating thereto have become inapplicable.

          4. Representations, Warranties and Covenants of the Investors. Each of the Snider Co-Investors, on behalf of himself, herself or itself, severally and not jointly, makes each of the representations, warranties and covenants contained in Section 9.a of the Securities Purchase and Exchange Agreement, as amended by this Fourth Amendment, to and with the Company as of the date hereof. For purposes of the representations made by the Snider Co-Investors pursuant to Section 9.a of the Securities Purchase and Exchange Agreement and this Section 4 the term "Agreement" shall mean this Fourth Amendment and the term "Other Documents" shall mean the Merger Agreements and the other agreements contemplated by the Merger Agreements.
     T. Snider hereby certifies that he is an accredited investor, as that term is defined in Regulation D, Section 501 of the Securities Act. Each of the Snider Co-Investors represents and warrants that he or she is sophisticated in financial matters and is able to evaluate the risks and benefits of the Investor Stock being acquired by him or her. Each of the Snider Co-Investors understands that the Investor Stock being acquired by him or her is being delivered in reliance on exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, and acknowledgments of the Snider Co-Investors set forth herein to determine each such Investor's suitability to acquire the Investor Stock being acquired by him or her. Each of the Snider Co-Investors is acquiring the Investor Stock for such Investor's own accounts without a view to public distribution and, except as contemplated by this Agreement, the Other Documents and the Seventh Amended and Restated Certificate of Incorporation, such Investor has no contract, undertaking, agreement or arrangement to transfer, sell or otherwise dispose of any Investor Stock or any interest therein to any Person.

          5. Schedule 14. Each of the Snider Co-Investors represents and warrants that following the Contemplated Transactions to which he or she is a party, except as set forth in Schedule 14 to the Securities Purchase and Exchange Agreement, as amended as of the date hereof, attached to this Fourth Amendment as Schedule 14, he or she does not own in excess of 5 percent (5%) of the voting stock in, or serve as an officer or director of, any company engaged in the ownership or operation of one or more radio stations, television stations or daily newspapers, or serve as a general partner in any partnership engaged in the ownership or operation of one or more radio stations, television stations or daily newspapers. Each of the Snider Co-Investors represents and warrants that the information contained in Schedule 14 is complete and accurate.

          6. Notice. All notices and other communications provided for or permitted under the Securities Purchase and Exchange Agreement shall be made pursuant to Section 12(d) thereof to the Snider Co-Investors at the following initial addresses:

                   c/o Ted L. Snider, Sr.
                             571 Valley Club Circle
                             Little Rock, Arkansas 72212
                             Facsimile: (501) 225-8021

       With copy to:         Price C. Gardner, Esq.
                             Friday, Eldredge & Clark
                             2000 First Commercial Building
                             400 West Capitol Avenue
                             Little Rock, AR 72201-3493
                             Facsimile: (501) 376-2147

          7. Incorporation of Recitals. The Recitals set forth in this Fourth Amendment are incorporated herein.

          8. Choice of Law. It is the intention of the parties that the internal laws, and not the laws of conflicts, of Arizona should govern the enforceability and validity of this Fourth Amendment, the construction of its terms and the interpretation of the rights and duties of the parties; provided, however, that the laws of the State of Nevada shall govern the relationship between the Company and its stockholders.

          9. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

               [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                                        CITADEL COMMUNICATIONS
                                        CORPORATION


                                        By    /s/ DONNA L. HEFFNER
                                              ----------------------------------
                                          Its Vice President
                                              ----------------------------------


                                        CITADEL BROADCASTING COMPANY


                                        By    /s/ DONNA L. HEFFNER
                                              ----------------------------------
                                          Its Vice President
                                              ----------------------------------


                                        ABRY BROADCAST PARTNERS II, L.P.

                                        By    ABRY CAPITAL, L.P.
                                          Its General partner

                                        By    ABRY HOLDINGS, INC.
                                          Its General Partner

                                        By   /s/ ANDREW BANKS
                                             -----------------------------------
                                          Its Attorney-in-Fact
                                              ----------------------------------

                                        ABRY/CITADEL INVESTMENT PARTNERS,
                                        L.P.

                                        By  ABRY CAPITAL, L.P.
                                            Its  General partner

                                           By   ABRY HOLDINGS, INC.
                                                Its General Partner

                                        By   /s/ ANDREW BANKS
                                             -----------------------------------
                                             Its Attorney-in-Fact
                                             -----------------------------------

               [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                                        BAKER, FENTRESS & COMPANY

                                        By   /s/ SCOTT E. SMITH
                                             -----------------------------------
                                         Its Executive Vice President
                                             -----------------------------------

                                        OPPENHEIMER & CO., INC.


                                        By   /s/ MATTHEW J. MARYLES
                                             -----------------------------------
                                         Its Managing Director
                                             -----------------------------------

                                        BANK OF AMERICA, NT&SA, a National Trust and Savings Association

                                        By   /s/ ROBERT F. PERILLE
                                             -----------------------------------
                                         Its Managing Director
                                             -----------------------------------

                                        BOFA CO-INVESTORS:
                                                          *
                                        ----------------------------------------
                                        Christopher J. Perry
                                                          *
                                        ----------------------------------------
                                        Robert F. Perille
                                                          *
                                        ----------------------------------------
                                        M. Ann O'Brien
                                                          *
                                        ----------------------------------------
                                        Ford S. Bartholow
                                                          *
                                        ----------------------------------------
                                        Jeffrey M. Mann
                                                          *
                                        ----------------------------------------
                                        Matthew W. Clary
                                                          *
                                        ----------------------------------------
                                        Sheryl E. Bartol
                                                          *
                                        ----------------------------------------
                                        Andrea P. Joselit


                                       * By:  /s/ ROBERT F. PERILLE
                                              ----------------------------------
                                           Name: Robert F. Perille
                                           Attorney-In-Fact

               [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                                      ENDEAVOUR:

                                      THE ENDEAVOUR CAPITAL FUND LIMITED
                                      PARTNERSHIP

                                      By     DVS Management, Inc.
                                         Its General Partner

                                         By /s/ JOHN VON SCHLEGELL
                                            ----------------------------------
                                            Its President
                                                ------------------------------


                                      ENDEAVOUR CO-INVESTORS:

                                                       *
                                      ----------------------------------------
                                      Joseph P. Tennant

                                      THE SCHAFBUCH FAMILY TRUST u/a/d
                                      2-15-94

                                         By:               *
                                             ---------------------------------
                                             Richard M. Schafbuch, Trustee

                                         By:               *
                                             ---------------------------------
                                             Susan P. Schafbuch, Trustee


                                      BABSON CAPITAL PARTNERS LIMITED
                                      PARTNERSHIP

                                      By                *
                                             ---------------------------------
                                         Its
                                             ---------------------------------

                                                      *
                                      ----------------------------------------
                                      Tal Johnson
                                                      *
                                      ----------------------------------------
                                      Edward T. Hardy
                                                      *
                                      ----------------------------------------
                                      Ralph W. McKee

                                     *By:  /s/ JOHN VON SCHLEGELL
                                           -----------------------------------
                                       Name: John von Schlegell
                                             Attorney-In-Fact

               [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]


                                        URSO:

                                        /s/ Philip J. Urso
                                        ------------------------------
                                        Philip J. Urso



                                            URSO CO-INVESTORS:

                                             *
                                        ------------------------------
                                        Phillip Norton

                                             *
                                        ------------------------------
                                        Richard Poholek

                                             *
                                        ------------------------------
                                        Karen Kutniewski

                                             *
                                        ------------------------------
                                        Pat Bowen

                                             *
                                        ------------------------------
                                        Tom Jenkins

                                             *
                                        ------------------------------
                                        Juliet Rice

                                             *
                                        ------------------------------
                                        Jeff Thompson

                                             *
                                        ------------------------------
                                        M. Linda Urso

                                             *
                                        ------------------------------
                                        Mark Urso

                                        * By: /s/ Philip J. Urso
                                              ------------------------
                                        Name: Philip J. Urso
                                        Attorney-In-Fact

               [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]


                                        SNIDER CO-INVESTORS:

                                        /s/ Ted L. Snider, Sr.
                                        ---------------------------------
                                        Ted L. Snider, Sr.


                                        /s/ Jane J. Snider
                                        ---------------------------------
                                        Jane J. Snider


                                        /s/ Ted L. Snider, Jr.
                                        ---------------------------------
                                        Ted L. Snider, Jr.


                                        /s/ Calvin G. Arnold
                                        ---------------------------------
                                        Calvin G. Arnold

                               LIST OF SCHEDULES
       (To Fourth Amendment to Securities Purchase and Exchange Agreement As of
                             October 15, 1997)


Schedule 4   -  Capitalization

Schedule 14  -  Investor Ownership of Media Interests

[Pursuant to Regulation S-K, Item 601(b)(2), Registrant agrees to furnish supplementally a copy of the Schedules to the Securities and Exchange Commission upon request.]